SMITH BARNEY INSTITUTIONAL CASH MANAGEMENT FUND, INC. (the "Fund")

CLASS A SHARES
CLASS B SHARES

Supplement dated November 1, 1996 to Prospectuses dated September 27, 1996


The following supplements and, to the extent inconsistent therewith, supersedes the information contained in the Prospectus of each of the Class A shares and Class B shares of the Fund under the section "Investment Objectives and Policies - The Cash Portfolio - Obligations of Financial Institutions":

	The Cash Portfolio may purchase fixed time deposits maturing in less than one year, provided, however, that fixed time deposits maturing in more than seven calendar days shall be considered illiquid securities.

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The following replaces in its entirety the section of the Prospectus entitled
"Investment Objectives and Policies - The Municipal Portfolio - Tender Option Bonds":

		Derivative Products - The Municipal Portfolio may invest up to 20% of the value of its assets in one or more of the three principal types of derivative product structures described below.
Derivative products are typically structured by a bank, broker-dealer or other financial institution. A derivative product generally consists of a trust or partnership through which the Portfolio holds an interest in one or more underlying bonds coupled with a conditional right to sell ("put") the Portfolio's interest in the underlying bonds at par plus accrued interest to a financial institution (a "Liquidity Provider"). Typically, a derivative product is structured as a trust or partnership which provides for pass-through tax-exempt income. There are currently three principal types of derivative structures: (1) "Tender
Option Bonds", which are instruments which grant the holder thereof the right to put an underlying bond at par plus accrued interest at specified intervals to a Liquidity Provider; (2) "Swap Products", in which the trust or partnership swaps the payments due on an underlying bond with a swap counterparty who agrees to pay a floating municipal money market interest rate; and (3)
"Partnerships", which allocate to the partners income, expenses, capital gains and losses in accordance with a governing partnership agreement.

		Investments in derivative products raise certain tax, legal, regulatory and accounting issues which may not be presented by investments in other municipal obligations. There is some risk that certain issues could be resolved in a manner which could adversely impact the performance of the Portfolio. For example, the tax-exempt treatment of the interest paid to holders of derivative products is premised on the legal conclusion that the holders of such derivative products have an ownership interest in the underlying bonds. While the Portfolio receives an opinion of legal counsel to the effect that the income from each derivative product is tax-exempt to the same extent as the underlying bond, the Internal Revenue Service (the "IRS") has not issued a ruling on this subject. Were the IRS to issue an adverse ruling, there is a risk that the interest paid on such derivative products would be deemed taxable.

		The Portfolio intends to limit the risk of derivative products by purchasing only those derivative products that are consistent with the Portfolio's investment objective and policies. The Portfolio will not use such instruments to leverage securities. Hence, derivative products' contributions to the overall market risk characteristics of a Portfolio will not materially alter its risk profile and will be fully consistent with the Portfolio's maturity guidelines.